Exhibit 10.14

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

It Is Hereby Agreed, effective July 1, 2007, that subparagraph 2 of paragraph A and paragraph C of Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“2.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on November 14, 2007, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto.”

“C.	Within 30 days after the effective date of termination or expiration, or within 30 days after November 14, 2007 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each excess layer shall be promptly remitted.”

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at;

Port St. Lucie. Florida, this 25th day of October in the year 2007.

Homeowners Choice Property and Casualty Insurance Company

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Amlin Bermuda Limited

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton. Bermuda, this 9th day of November in the year 2007.

Amlin Bermuda Limited

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Catlin Insurance Company Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsure hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 2nd, day of December in the year 2007

Catlin Insurance Company Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Motors Insurance Corporation

Detroit, Michigan

by

GMAC Re Corporation

Mt. Laurel, New Jersey

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Mt. Laurel, New Jersey, this 25th day of November in the year 2007

GMAC Re Corporation
(for and on behalf of Motors Insurance Corporation)

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Hannover Re (Bermuda), Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 18th day of November in the year 2007.

Hannover Re (Bermuda) Ltd.	Hannover Re (Bermuda), Ltd.

Ref #: US02732 0307

Addendum No, 1

to the

Interests and Liabilities Agreement

of

Harbor Point Re Limited

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 2 day of November in the year 2007.

, VP
Harbor Point Re Limited

Addendum No, 1

to the

Interests and Liabilities Agreement

of

QBE Reinsurance Corporation

Philadelphia, Pennsylvania

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 4th day of February in the year 2008.

QBE Reinsurance Corporation

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Renaissance Reinsurance, Ltd.

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 1 day of November in the year 2007.

Renaissance Reinsurance, Ltd

Addendum No. 1

to the

Interests and Liabilities Agreement

of

XL Re Ltd

Hamilton, Bermuda

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 8th day of November, in the year 2007.

XL Re Ltd

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s

shown in the Signing Schedule attached hereto

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

Signed for and on behalf of the Subscribing Reinsurers the Signing Schedule attached hereto.

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

It Is Hereby Agreed, effective July 1,2007, that subparagraph 2 of paragraph A and paragraph C of Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“2.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on November 14, 2007, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto

“C.	Within 30 days after the effective date of termination or expiration, or within 30 days after November 14, 2007 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each excess layer shall be promptly remitted,”

The provisions of this Contract shall remain otherwise unchanged,

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Port St. Lucie, Florida, this 25th day of October in the year 2007.

Homeowners Choice Property and Casualty Insurance Company

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Insurance Companies

shown in the Signing Schedule(s) attached hereto

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

Issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective July 1, 2007.

Signed for and on behalf of the Subscribing Reinsurers the Signing Schedule(s) attached hereto.

Addendum No. 1

to the

Excess Catastrophe

Reinsurance Contract

Effective: July 1, 2007

issued to

Homeowners Choice Property and Casualty Insurance Company

Port St. Lucie, Florida

(hereinafter referred to as the “Company”)

It Is Hereby Agreed, effective July 1, 2007, that subparagraph 2 of paragraph A and paragraph C of Article XIII - Reinsurance Premium - shall be deleted and the following substituted therefor:

“2.	The sum of the Company’s aggregate total insured value for policies that include wind coverage in force on November 14, 2007, multiplied by the percentage shown as ‘Adjustment Rate’ for that excess layer in Schedule A attached hereto.”

“C.	Within 30 days after the effective date of termination or expiration, or within 30 days after November 14, 2007 (the date to be selected by the Company), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each excess layer shall be promptly remitted.”

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Port St. Lucie, Florida, this 25th day of October in the year 2007 .

Homeowners Choice Property and Casualty Insurance Company